Exhibit 10.84

                                COMPOSITECH LTD.
                               710 Koehler Avenue
                           Ronkonkoma, New York 11779



                                                              September 25, 2000

SovCap Equity Partners, Ltd.
Sovereign Capital Advisors, LLC
3340 Peachtree Road, NE, Suite 1965
Atlanta, Georgia 30326
Facsimile:
Attention: Mr. Paul D. Hamm

Arab Commerce Bank, Ltd.
P.O. Box 309, Grand Cayman
Cayman Islands
Facsimile: 0171-437-2413
Attention: A. De Nazareth

Bronia GmbH
Baarerstrasse 73, Postfach 2515
6302 Zug, Switzerland
Facsimile:
Attention: Bernard Muller

Dear Sirs:

     Reference is made to the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999, by and among Compositech Ltd. and the Purchasers listed therein (the "Note Purchase Agreement"), as amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing (the "First Amendment"), that certain Second Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing (the "Second Amendment"), certain Letter Agreement, dated November 22, 1999, and executed by the Company and the Purchasers (the "November Letter Agreement"), that certain Letter Agreement dated April 21, 2000, and executed by the Company and the Purchasers (the "April Letter Agreement"), that certain Letter Agreement dated July 7, 2000, and executed by the Company and SovCap Equity Partners, Ltd. as Representative for the Purchasers (the "July 7 Letter Agreement", and that certain Letter Agreement dated July 21, 2000, and executed by the Company and SovCap Equity Partners, Ltd. as Representative for the Purchasers (the "July 21 Letter Agreement", together with the Note Purchase Agreement, the First Amendment, the Second Amendment, the November Letter Agreement, the April Letter

                                                                   Exhibit 10.84


Agreement, the July 7 Letter Agreement, and the July 21 Letter Agreement, the "Purchase Agreement"). Defined terms, used but not defined herein, have the meanings ascribed thereto in the Purchase Agreement or the Restated Bridge Notes (as defined below).

     The parties hereto agree that the following Restated Bridge Notes, dated as of October 4, 1999, as amended by the First Amendment to each of these Restated Bridge Notes, dated March 31, 2000, in the following denominations and in the name of the following Purchasers (collectively, the "Restated Bridge Notes"), are hereby amended by striking the date "September 25, 2000" in the seventh line and inserting into the seventh line in place of such date "December 26, 2000" so that the defined term "Maturity Date" is redefined and definitively established as December 26, 2000:

     SovCap Equity Partners, Ltd.                $189,025.00
     Arab Commerce Bank Ltd.                     $145,404.00
     Bronia GmbH                                 $334,500.00
     SovCap Equity Partners, Ltd.                $267,600.00

     The provisions of the Restated Bridge Notes for interest at the Note Rate up to the Maturity Date, as now defined in this Agreement, and for interest at the Default Rate thereafter, shall remain in full force and effect.

     Notwithstanding the extension of the Maturity Date provided herein, from and after the date hereof, each Holder shall be entitled, at its option, to elect to convert all or any portion of the Mandatory Redemption Price of its Restated Bridge Note into Conversion Shares in accordance with the Provisions of the Restated Bridge Notes: provided, that is such conversion occurs prior to the Maturity Date, interest at the Note Rate will be payable through and including the date of conversion. The Company shall cooperate with the Holders and take all reasonable actions necessary for such conversion to company with Rule 144 promulgated under the Securities Act of 1933, as amended and any other applicable federal or state securities laws.

     This Agreement supersedes all other prior oral or written agreements between the Purchasers, the Company and their respective affiliates and persons acting on their behalf with respect to the matters specifically referred to herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters other than those contained in the Restated Bridge Notes or the Purchase Agreement, which remain in full force and effect as if made on the date hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement .

     All notices and other communications hereunder shall be in writing and shall be delivered as provided for in the Purchase Agreement, as follows:

     If to a Purchaser to the address as set forth below such Purchaser's name above;



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                                                                   Exhibit 10.84


     If to the Company to:

           Compositech Ltd.
           710 Koehler Avenue
           Ronkonkoma, New York 11779
           Facsimile Number: (631) 585-7713

     With a copy to:

           Patterson, Belknap, Webb & Tyler LLP
           1133 Avenue of the Americas
           New York, New York 10036
           Attention: Edward F. Cox
           Facsimile Number (212) 336-2222

     This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law doctrine of such state.

     This Agreement may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     If the foregoing correctly sets forth the understanding among us, please indicate your agreement and acceptance by signing below.


                                            Sincerely,


                                            COMPOSITECH LTD.


                                            By:
                                               ---------------------------------
                                                  Samuel Gross
                                                  Executive Vice President



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                                                                   Exhibit 10.84

Acknowledged, agreed and accepted by the undersigned:

SOVCAP EQUITY PARTNERS LTD.


By:
   -----------------------------
         Authorized Signatory


ARAB COMMERCE BANK, LTD.


By:
   -----------------------------
         Authorized Signatory


BRONIA GMBH


By:
   -----------------------------
         Authorized Signatory


 SOVEREIGN CAPITAL ADVISORS, LLC


By:
   -----------------------------
         Authorized Signatory